                                                                EXHIBIT 10.20(c)

                          SECOND MODIFICATION AGREEMENT

     BY THIS SECOND MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 28th day of March, 2000, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, whose address is 100 West Washington, Phoenix, Arizona 85003 (hereinafter called "Lender"), and SCHUFF STEEL COMPANY, a Delaware corporation, whose address is 420 South 19th Avenue, Phoenix, Arizona 85009 (hereinafter called "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1. RECITALS.

     1.1 Borrower and Lender, as Lender, Arranger, Administrative Agent, Issuing Bank and Swing Line Lender, entered into a Credit Agreement dated June 30, 1998 (the "Credit Agreement"), which provided for, among other things, (a) a revolving line of credit (the "RLC") in the amount of $25,000,000.00, evidenced by a Revolving Promissory Note dated June 30, 1998, executed by the Borrower (the "RLC Note"), and (b) a revolving line of credit (the "Swing Line" and with the RLC, the "Loans") in the amount of $5,000,000.00, evidenced by a Revolving Promissory Line dated June 30, 1998, executed by the Company (the "Swing Line Note" and with the RLC Note the "Notes"), all upon the terms and conditions contained therein. The Credit Agreement was subsequently amended by that Modification Agreement dated as of March 10, 1999 (the "Modification"). All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement. The Credit Agreement, the Notes and all other agreements, documents and instruments relating to the Loans, as modified by the Modification, are referred to as the Loan Documents.

     1.2 Borrower and Lender desire to modify the Loan Documents as set forth herein.

SECTION 2. LOAN AGREEMENT.

     2.1 Section 6.11 of the Credit Agreement is hereby amended to read as follows:

          6.11 Financial Covenants. Permit the following, (collectively, the "Financial Covenants"):

               (a) Its Leverage Ratio at the end of the applicable Fiscal Quarter to exceed the following:

                                            Leverage
                Fiscal Quarter Ending        Ratio
                ---------------------        -----
                December 31, 1999         4.25 to 1.0
                March 31, 2000            4.25 to 1.0

                                            Leverage
                Fiscal Quarter Ending        Ratio
                ---------------------        -----
                June 30, 2000             4.00 to 1.0
                September 30, 2000        4.00 to 1.0
                December 31, 2000 and
                thereafter                3.75 to 1.0

               (b) Its Interest Coverage Ratio at the end of the applicable Fiscal Quarter for the prior twelve-month period to be less than the following:

                                                  Interest Coverage
                Fiscal Quarter Ending                   Ratio
                ---------------------             ------------------
                December 31, 1999                     2.00 to 1.0
                March 31, 2000                        2.00 to 1.0
                June 30, 2000 and thereafter          2.25 to 1.0

               (c) Its Fixed Charge Coverage Ratio, as hereinafter adjusted, at the end of the applicable Fiscal Quarter for the prior twelve-month period to be less than the following:

                                                 Fixed Charge
                Fiscal Quarter Ending           Coverage Ratio
                ---------------------           --------------
                December 31, 1999               1.00 to 1.0
                March 31, 2000                  1.00 to 1.0
                June 30, 2000 and thereafter    1.25 to 1.0

               (d) Its EBITDA at the end of any Fiscal Quarter to be less than $25,000,000.00 for the prior twelve-month period. For this purpose, EBITDA will be calculated on a pro-forma basis to include all entities acquired;

          where in the calculation of Fixed Charge Coverage Ratio, actual capital expenditures are to be reduced by expenditures associated with the Quincy West plant, which include $1,875,000 for the fiscal quarter ending September 30, 1999, $2,410,000 for the fiscal quarter ending December 31, 1999 and future actual amounts, not to exceed $1,500,000 in any Fiscal Quarter.

     2.2 Schedule 3.1 of the Credit Agreement is hereby amended to read as attached hereto.

     2.3 Exhibit B of the Credit Agreement is hereby amended to read as attached hereto.



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


SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

     3.1 All references to the Credit Agreement in the Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

     3.2 Borrower acknowledges that the indebtedness evidenced by the Notes is just and owing, that the balance thereof is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the Notes according to the terms thereof, as herein modified.

     3.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Notes and the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

     3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Notes and the Credit Agreement, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, of which Borrower has, or may reasonably be expected to have knowledge, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the Loans. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute default under this Agreement, the Notes or the Credit Agreement.

     3.5 All terms, conditions and provisions of the Notes and the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Notes and the Credit Agreement, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4. GENERAL.

     4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

     4.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

          (a) An original of this Agreement fully executed by the Borrower.

          (b) An original Consent and Agreement of Guarantors executed by each Guarantor.

          (c) Such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and each Subsidiary and the authority of any person executing this Agreement or other documents on behalf of the Borrower and each Subsidiary.

     4.3 Borrower shall execute and deliver such additional documents and do as Lender may reasonably require to fully implement the intent of this Agreement.

     4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the RLC Note and shall be due and payable upon demand.

     4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loans or of the Notes or the Credit Agreement, shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

     4.6 Time is hereby declared to be of the essence hereof of the Loans, of the Notes and of the Credit Agreement, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Notes and the Credit Agreement.

     4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

     4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

     4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                    SCHUFF STEEL COMPANY, a Delaware
                                    corporation

                                    By:    /s/ Kenneth Zylstra
                                           -------------------------------------
                                    Name:  Ken Zylstra
                                           -----------------------------
                                    Its:   Vice President and CFO
                                           -------------------------------

                                                                         COMPANY

                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, a national banking association

                                    By:   /s/ John Helms
                                          -------------------------------
                                    Name:  John Helms
                                          -----------------------
                                    Its:  Vice President
                                          ------------------------------

                                                                          LENDER

                                  SCHEDULE 3.1

                                  PRICING GRID

                    Eurodollar Rate
Leverage Ratio           Spread            Base Rate Spread  Facility Fee Rate
--------------           ------            ----------------  -----------------
4.00 or higher           3.50%             1.50%                   .625%
3.75 or higher           3.25%             1.25%                   .500%
3.50 or higher           3.00%             1.00%                   .500%
3.00 or higher           2.50%              .50%                   .375%
below 3.0                2.25%                0%                   .250%

                                  EXHIBIT "B"

                             COMPLIANCE CERTIFICATE
                         FOR FISCAL QUARTER/YEAR ENDING
                            __________________, 20__

Wells Fargo Bank, National Association
100 West Washington
Phoenix, Arizona 85003

Attn: John Helms                                      Date:_________________
      #4101-251

Dear Ladies and Gentlemen:

     This Compliance Certificate refers to the Credit Agreement dated as of June 30, 1998 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among SCHUFF STEEL COMPANY, a Delaware corporation ("Borrower"), the Lenders named therein, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders and as Arranger, Issuing Bank and Swing Line Lender. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Pursuant to Section 7.1 of the Credit Agreement, the undersigned certifies that:

     1. Enclosed are the required financial statements for the [fiscal quarter] [fiscal year] ending ____________ ("Reporting Period") for Borrower as required under Section 7.1 of the Credit Agreement.

     2. To the best of the undersigned's knowledge, no "Event of Default" or "Default" has occurred [or if so, specifying the nature and extent thereof and any corrective actions taken or to be taken].

     3. As of the last day of the Reporting Period, the computations below were true and correct:

I. SECTION 6.11(a) LEVERAGE RATIO

Numerator:        Net Funded Debt                                              A
                                                              ------------------

                  Divided by

Denominator:      EBITDA                                                       B
                                                              ------------------

Ratio:            Equals (A/B):                                                X
                                                              ------------------

              Maximum Permitted:                      Leverage
                        Fiscal Quarter Ending           Ratio
                        ---------------------         --------
                        December 31, 1999             4.25 to 1.0
                        March 31, 2000                4.25 to 1.0
                        June 30, 2000                 4.00 to 1.0
                        September 30, 2000            4.00 to 1.0
                        December 31, 2000 and
                        thereafter                    3.75 to 1.0

II.   SECTION 6.11(b) INTEREST COVERAGE RATIO

Numerator:        EBITDA                                                       A
                                                             -------------------

                  Divided by

Denominator:      Interest Expense                                             B
                                                             -------------------

Ratio:            Equals (A/B):                                                X
                                                             -------------------

            Minimum Permitted:                        Interest Coverage
                        Fiscal Quarter Ending                  Ratio
                        ---------------------         ------------------

                        December 31, 1999             2.00 to 1.0
                        March 31, 2000                2.00 to 1.0
                        June 30, 2000 and
                        thereafter                    2.25 to 1.0

III.  SECTION 6.11(c) FIXED CHARGE COVERAGE RATIO

Numerator:    EBITDA
                                                              ------------------

               - Capital Expenditures(1)
                                                              ------------------
               - Taxes Paid
                                                              ------------------
                 Equals:                                                       A
                                                              ------------------

----------

(1) Actual capital expenditures are to be reduced by expenditures associated with the Quincy West plant, which include $1,875,000 for the fiscal quarter ending September 30, 1999, $2,410,000 for the fiscal quarter ending December 31, 1999 and future actual amounts, not to exceed $1,500,000 in any Fiscal Quarter.

                  Divided by

Denominator:      Scheduled Principal Payments
                                                              ------------------
                  + Interest Payments
                                                              ------------------
                  + Lease Payments
                                                              ------------------
                  Equals:                                                      B
                                                              ------------------

Ratio:            Equals (A/B):                                                X
                                                              ------------------

            Minimum Permitted:                        Fixed Charge
                         Fiscal Quarter Ending        Coverage Ratio
                         ---------------------        --------------
                         December 3 1, 1999           1.00 to 1.0
                         March 31, 2000               1.00 to 1.0
                         June 30, 2000 and thereafter 1.25 to 1.0

IV.   SECTION 6.11(d) EBITDA (prior twelve months)

                  Minimum Permitted                             $     25,000,000
                                                              ------------------

                  Actual
                                                              ------------------



                                    SCHUFF STEEL COMPANY, a Delaware
                              corporation


                              By:_________________________________________

                              Name:_______________________________________

                              Its:__________________________________________
                                          Senior Officer

                       CONSENT AND AGREEMENT OF GUARANTORS

      Each of the undersigned Guarantors executed a Continuing Guaranty dated as of March 10, 1999 as described in the Cred - it Agreement dated as of June 30, 1998 between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and SCHUFF STEEL COMPANY, a Delaware corporation. Each of the undersigned Guarantors hereby consents and agrees to, the modifications and all other matters contained in the foregoing Second Modification Agreement of even date herewith.

                                    BANNISTER STEEL INC., a California
corporation

                                    By:   /s/ Ted Rossin
                                          --------------------------------------
                                    Name: Ted Rossin
                                          --------------------------------------
                                    Its:  President
                                          --------------------------------------

                                    ADDISON STEEL, INC., a Florida corporation

                                    By:   /s/ Glen Davis
                                          --------------------------------------
                                    Name: Glen Davis
                                          --------------------------------------
                                    Its:  President
                                          --------------------------------------


                                    ADDISON STRUCTURAL SERVICES, INC., a
                                    Florida corporation

                                    By:   /s/ Ken Zylstra
                                          --------------------------------------
                                    Name: Ken Zylstra
                                          --------------------------------------
                                    Its:  Secretary - Treasurer
                                          --------------------------------------

                                    QUINCY JOIST COMPANY, a Florida corporation

                                    By:   /s/ Sam Mahdavi
                                          --------------------------------------
                                    Name:  Sam Mahdavi
                                          --------------------------------------
                                    Its:  President
                                          --------------------------------------


                                    SIX INDUSTRIES, INC., a Texas corporation

                                    By:   /s/ Wayne Harris
                                          --------------------------------------
                                    Name: Wayne Harris
                                          --------------------------------------
                                    Its:  President
                                          --------------------------------------


Dated as of March 28, 2000


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